Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [XX]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for use of the
[X]  Definitive Proxy Statement                 Commission only (as permitted
[ ]  Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                          CANWEST PETROLEUM CORPORATION
                (Name of Registrant as Specified In Its Charter)

                        Thornton J. Donaldson, President
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate Box:)

[XX] No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:(1)
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

(1)   Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

August 16, 2005


To Our Shareholders:

      You are cordially invited to the Annual Meeting of Shareholders (the "Meeting") of CanWest Petroleum Corporation (the "Company") to be held at the Company's principal office, 206-475 Howe Street, Vancouver, B.C., Canada, V6C-2B3 on Monday, September 19, 2005 at 10:00 a.m. local time.

      The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

      Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.


      WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

                                        Sincerely,

                                        Thornton J. Donaldson, President

                          CANWEST PETROLEUM CORPORATION
                               206-475 Howe Street
                         Vancouver, B.C., Canada V6C-2B3


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 19, 2004


August 16, 2005

To the Shareholders of CanWest Petroleum Corporation:

The  Annual  Meeting  of  Shareholders  (the  "Meeting")  of  CanWest  Petroleum
Corporation, a Colorado corporation (the "Company") will be held at the Company's principal office, 206-475 Howe Street, Vancouver, B.C., Canada V6C-2B3 on Monday, September 19, 2005 at 10:00 a.m. local time, for the purpose of considering and voting upon proposals to:

      1. Elect two directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

      2. Adopt an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares.

      3. Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

      The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on Wednesday, August 3, 2005 as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

      You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

      EACH SHAREHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                       BY ORDER OF THE BOARD OF DIRECTORS,


                        Thornton J. Donaldson, President

                          CanWest Petroleum Corporation
                               206-475 Howe Street
                         Vancouver, B.C., Canada V6C-2B3



                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 19, 2005


August 16, 2005

To Our Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of CanWest Petroleum Corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at the Company's principal office, 206-475 Howe Street, Vancouver, B.C., Canada V6C-2B3 on Monday, September 19, 2005 at 10:00 a.m. local time, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Shareholders (collectively, the "Proxy Materials") are first being mailed to shareholders beginning on or about August 16, 2005.

GENERAL INFORMATION

Solicitation

      The enclosed proxy is being solicited by the Company's Board of Directors. The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or telegraph by directors and officers of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Voting Rights and Votes Required

      Holders of shares of CanWest Petroleum Corporation common stock (the "Common Stock"), at the close of business on Wednesday, August 3, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 61,842,534 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share.

      The presence, in person or by proxy, of holders of one-third of the shares outstanding as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.

      As to the election of directors under Proposal One, the proxy card being provided by the Board enables a shareholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      The affirmative vote of a majority of the shares represented at the Meeting in person or by proxy and entitled to vote on the matter is required to approve Proposal Two. As to this proposal, a shareholder may: (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" with respect to the proposal. This proposal shall be determined without regard to broker non-votes or proxies marked "ABSTAIN" as to each matter.

      The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporation Act.

Voting and Revocability of Proxies

      Shares of Common Stock represented by all properly executed proxies received at the Company's transfer agent by Thursday, September 15, 2005 will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the slate of directors described herein; and "FOR" adoption of the amendment to the Articles Incorporation of the Company as described herein. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

      The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company's corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of July 29, 2005, the number of shares of the Company's outstanding $0.001 par value common stock beneficially owned by each of the Company's current directors and the Company's executive officers and the number of shares beneficially owned by all of the Company's current directors and named executive officers as a group:

                                                  Amount and        Percent
                                                  Nature of         of
      Name and Address of                         Beneficial        Common
      Beneficial Owner             Position       Ownership         Stock
      ----------------             --------       ---------         -----
      Thornton J. Donaldson        President      2,512,000(1)      4.0%
      206 - 475 Howe Street        and
      Vancouver, B.C. V6C 2B3      Director
      Canada

      William G. Timmins           Secretary      585,000(2)        0.9%
      410 - 455 Granville          and
      Street                       Director
      Vancouver, B.C. V6C 1T1
      Canada

      All current directors                       2,575,000(3)      4.9%
      and executive officers
      as a group (two persons)

(1) Mr. Donaldson resigned as President from the Company on May 16, 2002 and was reappointed President on September 15, 2003. Includes: (i) 22,000 shares owned by Mr. Donaldson's spouse; (ii) options to acquire 100,000 common shares at $0.36 until November 1, 2006; (iii) 780,000 shares underlying warrants; and (iv) 955,000 shares owned by United Corporate Advisors, Ltd., of which Mr. Donaldson is the President, a Director and shareholder.

(2) Includes options to acquire 100,000 common shares at $0.36 until November 1, 2006 and 150,000 shares owned by Mr. Timmins' spouse.

(3) Includes securities reflected in footnotes 1 - 2.

b)    Security Ownership of Certain Beneficial Owners

      The following table sets forth as of July 29, 2005, the number of shares of the Company's Common Stock beneficially owned by each person who owned of record, or was known to own beneficially, more than 5% of the Company's outstanding shares of Common Stock:

    Name and Address of        Amount and Nature      Percentage
      Beneficial Owner            of Beneficial       of Common
                                    Ownership           Stock
 -------------------------     -----------------      ----------
       October Sun(1)
  241 Ridge Street, Fourth        7,150,000(2)          11.3%
 Floor, Reno, Nevada 89501

----------
      (1)   Voting and investment  power for this entity is controlled by Morris
            E.  Schorn,  1247-235  Keith Road,  West  Vancouver,  B.C.,  Canada,
            V7P-1L5.
      (2)   Includes warrants to purchase 1,600,000 shares of common stock.


                                   MANAGEMENT

      Executive officers of the Company are elected by the Board of Directors, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors. There are no family relationships among any of the directors and executive officers of the Company.

      The following table sets forth the names and ages of all executive officers and directors whose terms will not expire prior to the annual meeting, and all persons nominated to serve as directors and the positions and offices that each person hold with the Company:

Name of Director or      Officer or
Officer and Position     Director              Office(s) Held and Other
in the Company             Since     Age         Business Experience
--------------------     ----------  ---       ------------------------
Thornton J. Donaldson   1998-2002,   75   President  of the Company from April,
President,  Chief          2003           1998  to  May  16,   2002   and  from
Financial Officer and                     September  15,  2003  until  present.
Director                                  President  of Rich  Coast,  Inc.,  an
                                          industrial  waste  treatment  company
                                          located in  Dearborn,  Michigan  from
                                          1984 to 1993,  and a Director of Rich
                                          Coast,   Inc.   from  1993  to  1999.
                                          Director of Lorex Resources,  Ltd., a
                                          mineral  exploration  company located
                                          in Vancouver,  B.C.  since July 1999.
                                          President   and  sole   director   of
                                          United  Corporate  Advisers  Ltd.,  a
                                          geological  and financial  consulting
                                          business  founded by Mr. Donaldson in
                                          1970.  Self-employed  as a consulting
                                          geologist and financial  advisor from
                                          1978 through the present.

William G. Timmins         1998      67   Secretary  of the Company  since July
Secretary and Director                    1998.  Self-employed  as President of
                                          WGT  Consultants,  Ltd.  from 1983 to
                                          present  as a  geological  consultant
                                          for  numerous  mining   companies  in
                                          Canada,  the United  States,  Central
                                          and South America,  Australia and New
                                          Zealand.    Director    of    Monalta
                                          Resources     Ltd.,     a     mineral
                                          exploration  company  located in West
                                          Vancouver,  B.C.  from  April 1998 to
                                          present.

Christopher Hopkins        2004      51   Mr.  Hopkins  has been the  President
                                          and  Chief   Executive   Officer   of
                                          Oilands  Quest Ltd., a subsidiary  of
                                          the Company since  November 10, 2004.
                                          Prior  thereto,  Mr.  Hopkins was the
                                          Executive  Vice  President of Synenco
                                          Energy  Inc.   ("Synenco"),   an  oil
                                          sands   exploration   company,   from
                                          October  1999 to  September  2004 and
                                          was  a  director   of  Synenco   from
                                          October   1999  until   August  2003.
                                          Prior  thereto,  Mr.  Hopkins  was  a
                                          founder,     director     and    Vice
                                          President,  Finance of  Thunder  Road
                                          Resources  Ltd.,  a  private  oil and
                                          gas  production  company,  from  June
                                          1996 to June 2000.  Mr.  Hopkins is a
                                          management      professional      and
                                          businessman    with   25   years   of
                                          Canadian  and  international   energy
                                          and  mining  experience.  He has held
                                          executive   positions   in  corporate
                                          planning  and  business   development
                                          with Suncor  Inc.'s Oil Sands  Group,
                                          Pembina  Corporation and Amoco Canada
                                          and   has    additional    management
                                          experience in  environmental  control
                                          and regulatory  affairs in the mining
                                          industry.  Mr.  Hopkins holds a B.Sc.
                                          (Chemistry    and    Biology)    from
                                          Carleton  University  and a MBA  from
                                          Queen's University.

Karim Hirji                2004      42   Mr.   Hirji   has  been   the   Chief
                                          Financial  Officer of Oilsands  Quest
                                          Inc.,  a  subsidiary  of the Company,
                                          since   November  10,   2004.   Prior
                                          thereto,   Mr.  Hirji  was  the  Vice
                                          President,    Finance    and    Chief
                                          Financial  Officer  of  Synenco  from
                                          November  2001  to June  2004.  Prior
                                          thereto,   Mr.  Hirji  was  the  Vice
                                          President,    Finance    and    Chief
                                          Financial    Officer    of    Anadime
                                          Corporation,    a   public   oilfield
                                          services   company,   from  September
                                          2000  to  October   2001.   Prior  to
                                          April   2000,   Mr.   Hirji  was  the
                                          Manager  of  Financial  Reporting  at
                                          Enbridge    Inc.    Mr.   Hirji   was
                                          employed   at  AGRA  Inc.  (a  public
                                          engineering  company)  from  1994  to
                                          January  2000 and  held the  position
                                          of  Corporate  Controller  since 1999
                                          and  Assistant  Corporate  Controller
                                          prior to that.  Mr.  Hirji  brings to
                                          the  Corporation  over fifteen  years
                                          of     experience     in    financial
                                          management,   including   significant
                                          treasury,   project   management  and
                                          corporate    finance    skills.    As
                                          Vice-President  and  Chief  Financial
                                          Officer of Anadime  Corporation,  Mr.
                                          Hirji   led   and   coordinated   all
                                          financial      matters      including
                                          shareholder   communications  in  the
                                          sale  of   Anadime   Corporation   to
                                          Newalta   Corporation.    Mr.   Hirji
                                          received    his   B.Comm   from   the
                                          University  of  Calgary  and CA while
                                          articling with Deloitte & Touche LLP.

Except as indicated in the above table, no director of the Company is a director of an entity that has its securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Meetings of the Board and Committees

      The Company's Board of Directors held twenty-four meetings during the Company's year ended April 30, 2005, and six additional meetings through the date of this Proxy Statement. Such meetings consisted of consent Directors' minutes signed by all Directors and actual meetings at which all of the Directors were present in person or by telephone. The Company does not have a formal policy with regard to board members' attendance at annual meetings, but encourages them to attend shareholder meetings. All Board members attended each meeting of the Directors during the past fiscal year.

      There is no arrangement or understanding between any Director and any other person pursuant to which any person was selected as a Director.

      Directors of the Company are not paid for their services as such. The directors are reimbursed for all expenses incurred by them in attending board meetings.

Committees

      Audit Committee: The Company does not have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Board of Directors serve as our audit committee. The Board has not yet adopted an audit committee charter.

      Nominating Committee: The entire Board of Directors fulfills the duties of our Nominating Committee ("Nominating Committee"), which include overseeing the process by which individuals may be nominated to our board of directors. Neither of the board members is considered independent as defined in Rule 4200(a)(15) of the Nasdaq listing standards. While the Company hopes to establish a separate nominating committee consisting of independent directors once the number of directors is expanded, the current size of the Company's Board of Directors does not facilitate the establishment of a separate committee. Our Nominating Committee's charter was adopted by the board of directors as of April 30, 2004. The charter was included as an appendix to the Company's proxy statement mailed to shareholders for its meeting held in November 2004.

      The functions performed by the Nominating Committee include identifying potential directors and making recommendations as to the size, functions and composition of the Board and its committees. In making nominations, our Nominating Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders.

      The Nominating Committee considers nominees proposed by our shareholders. To recommend a prospective nominee for the Nominating Committee's consideration, you may submit the candidate's name by delivering notice in writing to CanWest Petroleum Corporation, c/o Burns, Figa and Will, P.C., 6400 S. Fiddlers Green Circle, Suite 1030, Englewood, CO 80111, USA.

      A shareholder nomination submitted to the Nominating Committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to the Company by the date mentioned in this proxy statement under the heading "Proposal From Shareholders" as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:


(i). The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation;

(ii). The number of shares and description of the Company voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly;

(iii). The name, address, telephone number, fax number and e-mail address of the person being recommended to the nominating committee to stand for election at the next annual meeting (the "proposed nominee") together with information regarding such person's education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years, and other relevant information.

(iv). Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K. (v)

(v). Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of Regulation S-K).

(vi). Information regarding the share ownership of the proposed nominee required by Item 403 of Regulation S-K.

(vii).   Information   regarding   certain   relationships   and  related  party
         transactions of the proposed nominee as required by Item 404 of Regulation S-K.

(viii).  The  signed  consent  of the  proposed  nominee  in  which he or she

         a. consents to being nominated as a director of the Company if selected by the nominating committee,

         b. states his or her willingness to serve as a director if elected for compensation not greater than that described in the most recent proxy statement;

         c. states whether the proposed nominee is "independent" as defined by Nasdaq Marketplace Rule 4200(a)(15); and

         d. d. attests to the accuracy of the information submitted pursuant to paragraphs (i), (ii), (iii), (iv), (v), (vi), and (vii), above.

      Although the information may be submitted by fax, e-mail, mail, or courier, the nominating committee must receive the proposed nominee's signed consent, in original form, within ten days of making the nomination.

      When the information required above has been received, the nominating committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of the Company and the qualifications of such proposed nominee to fulfill those needs.

      The process for evaluating a director nominee is the same whether a nominee is recommended by a shareholder or by an existing officer or director. The Nominating Committee will:

      1. Establish criteria for selection of potential directors, taking into consideration the following attributes which are desirable for a member of our Board of Directors: leadership; independence; interpersonal skills; financial acumen; business experiences; industry knowledge; and diversity of viewpoints. The Nominating Committee will periodically assess the criteria to ensure it is consistent with best practices and the goals of the Company.

      2. Identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership.

      3. Receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers, or shareholders in accordance with policies set by the Nominating Committee and applicable laws.

      The Nominating Committee has held no formal meetings and taken one action by unanimous written consent through the Record Date. On August 11, 2004 by unanimous consent the Nominating Committee nominated both directors currently serving on our board of directors to stand for reelection.

      Compensation Committee:

      The Company does not have a separate standing Compensation Committee.

      Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors and persons who own more than 10% of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during and for the Company's year ended April 30, 2005, and as of August 15, 2005 there were no Directors, officers or more than 10% shareholders of the Company who failed to timely file a Form 3, 4 or 5, other than Thornton J. Donaldson (as to 2 Forms 4) and William Timmins (as to one Form
4).

                             EXECUTIVE COMPENSATION

      Compensation and other Benefits of Executive Officers

      The following table sets out the compensation received for the fiscal years April 30, 2005, 2004 and 2003 in respect to each of the individuals who were the Company's chief executive officer at any time during the last fiscal year and the Company's four most highly compensated executive officers whose total salary and bonus exceeded $100,000 (the "Named Executive Officers").

                                                     SUMMARY COMPENSATION TABLE

                   FISCAL YEAR COMPENSATION                                                   LONG TERM COMPENSATION
        ---------------------------------------------                    -----------------------------------------------------------

                                                                          Awards                                        Payouts

                                                                                          Restricted
                                                                                            Shares
                                                                          Securities          or
         Name and                                           Other        Underlying       Restricted       LTIP           All other
        Principal                Salary         Bonus       Annual       Option/SARs         Share        Payouts       Compensation
         Position        Year      ($)           ($)     Compensation      Granted           Units          ($)              ($)
        ---------                ------         -----       ------       -----------         -----        -------       ------------
Douglas Cannaday,        2005    $     0    $      0         0                   0                0          0              0
Former President(2)      2004    $24,857    $ 30,000         0             600,000(4)             0          0              0
                         2003    $56,000    $ 30,000         0             400,000(3)             0          0              0


Thornton                 2005    $  1,50    $110,750         0             425,000(5)             0          0              0
Donaldson,               2004          0    $ 22,100         0             130,000(5)             0          0              0
President(1)             2003          0           0         0             200,000                0          0              0
                                            0

      (1) Mr. Donaldson served as President from April, 1998 to May 16, 2002 and from September 15, 2003 to present.
      (2) Mr. Cannaday has served as President from May 16, 2002 to September 15, 2003
      (3)   These options were cancelled by the Company May 28, 2003
      (4) During 2004 Mr. Cannaday received 300,000 common shares to settle the $30,000 bonus declared in 2003 plus management fees of $54,857 made up of 24,857 in cash and a $30,000 bonus paid by way 300,000 common shares
      (5) Mr. Donaldson received a bonus of $110,750 (2004 - $22,100) which was paid by the issuance of 425,000 (2004 - 130,000) common shares

Agreements with Management

      Oilsands Quest Inc. ("OQI"), a subsidiary of the Company, reached agreement with Mr. Christopher Hopkins, its President, and Mr. Karim Hirji, Chief Financial Officer, whereby, subject to certain conditions, they each have agreed to provide their services to OQI. in return for $66,741 ($84,000 CND) per year until certain business targets are met and thereafter at $139,043 ($175,000
CND) per year which subsequent to April 30, 2005 have been met. These agreements also contain termination clauses whereby OQI has agreed to pay them, subject to certain conditions, an amount of up to one and one-half times their annual pay should they be terminated for reasons other than cause.

      There are no other arrangements or understandings between any executive officer and any director or other person pursuant to which any person was selected as a director or an executive officer.

Option/Stock Appreciation Rights ("SAR") Grants during the most recently completed Fiscal Year.

      The following table sets out the stock options and stock warrants granted as bonuses, which were granted by the Company during 2005 to the Named Executive Officers of the Company.


                       OPTION/SAR GRANTS IN PREVIOUS YEAR
                                INDIVIDUAL GRANTS

                          Number of       % of Total
                          Securities      Options/SARs
                          Underlying      Granted to
                          Options/SARs    Employees in    Exercise or Base    Market Price on
Name                      Granted (#)     Fiscal Year      Price ($/Sh)       Date of Grant      Expiration Date
----                      -----------     ------------     ---------------    ---------------    ---------------
Thornton Donaldson (1)     50,000(2)         1.8%              $0.27              $0.27                n/a

------------

      (1) Mr. Donaldson served as President from April, 1998 to May 16, 2002 and from September 15, 2003 to present.

      (2) During 2005 Mr. Donaldson received a bonus of $112,250 of which $110,750 was paid by the issuance of 425,000 common shares. Of these 375,000 common shares related to options which were granted during 2004 or earlier and 50,000 common shares related to a bonus of $13,500 used to acquire 50,000 options granted during 2005. Subsequent to April 30, 2005 on May 18, 2005 Donaldson was issued 100,000 options at $0.36 per share until November 1, 2006.

Aggregated Option/SAR Exercised in Last Financial Year and Fiscal Year-End Option/SAR Values.

      The following table sets out all option/SARs and warrants granted as bonuses which were exercised by the Named Executive Officers during the most recently completed fiscal year and the values of options/SARs and warrants for such persons as of the end of the most recently completed fiscal year.


           AGGREGATED OPTION/SAR EXERCISED IN LAST FINANCIAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES.

                                                                                                            Value of
                                                                          Number of Securities      Unexercised Options/SARs
                                                                         Underlying Unexercised                at
                                                                       Options/SARs at FY-End (#)          FY-End ($)
                          Shares Acquired on                                  Exercisable/                Exercisable/
Name                         Exercise (#)        Value Realized ($)          Unexercisable                Unexercisable
----------------------    ------------------     ------------------    --------------------------   ------------------------
Doug Cannaday (2)           600,000(3)           9.9%         $0.10              $0.10                          n/a
Thornton Donaldson (1)      130,000(4)           2.1%         $0.17              $0.17                          n/a

------------

      (1) Mr. Donaldson served as President from April, 1998 to May 16, 2002 and from September 15, 2003 to present.
      (2)   Mr.  Cannaday served as President from May 16, 2002 to September 15,
            2003
      (3) During 2004 Mr. Cannaday received 300,000 common shares to settle the $30,000 bonus declared in 2003 plus management fees of $54,857 made up of 24,857 in cash and a $30,000 bonus paid by way 300,000 common shares
      (4) Mr. Donaldson received a bonus of $22,100 which was paid by the issuance of 130,000 common shares

Compensation of Directors.

      The Directors of the Company are not compensated for their services. In addition, no pension or retirement benefit plan has been instituted by the Company and none is proposed at this time and there is no arrangement for compensation with respect to termination of the directors in the event of change of control of the Company.

Benefit Plans.

      The  Company  currently  has  no  retirement,   pension,   profit-sharing,
insurance or medical reimbursement plans or long term incentive plans covering its officers and directors.

Repricing of Options.

None

Transactions with Management and Others and Certain Business Relationships

      October Sun, a Nevada Corporation ("October Sun"), a greater than 5% beneficial owner of the Company's shares, and the Company were parties an Option Agreement, dated as of September 10, 2001 (the "Option Agreement"), whereby October Sun granted the Company the right to purchase all of the outstanding shares of its wholly-owned subsidiary - API Canada. Pursuant to the October Sun Option Agreement the Company: (i) made a payment of $75,000 to October Sun; (ii) issued to two third parties each a warrant to acquire up to 500,000 common shares at a purchase price of $0.01 per share until July 25, 2003; (iii) issued to two third parties each options to purchase up to 250,000 common shares at an exercise price of $0.27 per share until August 21, 2006; and (iv) agreed to pay costs up to a maximum of $60,000 ($100,000 Cdn.) for the completion or abandonment of the 7-32 Well if the October Sun Option Agreement was not exercised. On April 30, 2002, the Company and October Sun closed the transaction contemplated by the Option Agreement pursuant to the terms and provisions of that certain Agreement and Plan of Reorganization, dated April 30, 2002 (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Anhydride Petroleum (USA) ("Anhydride USA"), a wholly owned subsidiary of October Sun, which in turn owned all of the outstanding capital stock of API Canada, was merged with and into a wholly owned subsidiary of the Company, CWPC Merger, Inc., a Colorado corporation, with the entity surviving the merger being a wholly owned subsidiary of the Company named Anhydride Petroleum (USA), and owning all of the outstanding capital stock of API Canada. As a result of the transaction, the Company (i) issued to October Sun an demand promissory note in the principal amount of U.S. $100,000, bearing interest at a rate of prime plus 2%; (ii) 3,950,000 shares of the Company's Common Stock, $0.001 par value; and
(iii) a warrant to purchase up to 500,000 shares of the Company's Common Stock, $0.001 par value, at a purchase price of $0.01 per share, which warrant expires April 30, 2003, which warrant was subsequently cancelled and replaced with a warrant issued to Anhydride Oil Corporation whereby it may purchase 600,000 up to 600,000 shares of the Company's Common Stock, $0.001 par value, at a purchase price of $0.01 per share, which warrant expires August 30, 2004. As a result of the merger, the Company through its wholly owned subsidiary, Anhydride USA, which owns all of the issued and outstanding shares of API Canada, became the owner of certain parcels, mining rights, and licenses, subject to certain working interests, collectively known as the Anhydride Rights.

      In addition to the consideration received by October Sun in connection with the Merger Agreement, October Sun was paid by the Company a management fee in the amount of $72,000 (2004 -$72,000.)

      Convertible Notes - On September 24, 2002 the Company issued a convertible note to October Sun, a Nevada Corporation in the principal amount of $400,000 and on the same date the Company issued a convertible note to United Corporate Advisors in the principal amount of $195,000. The notes were converted on September 13, 2004 into Units at $0.25 per share. Each unit consists of one common share and a warrant to purchase one common share at $0.33 per share until October 13, 2005.

      Other than the transactions stated above, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company's outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred since its inception on April 3, 1998, or in any proposed transaction, which has materially affected or will affect the Company.


                         INDEPENDENT PUBLIC ACCOUNTANTS

      We have selected Pannell Kerr Forster ("PKF") to continue to serve as our independent registered public accounting firm. Representatives of PKF are not expected to be present at the annual meeting.

Audit Fees.

      Our principal accountant, PKF, billed us aggregate fees in the amount of approximately $18,000 for the fiscal year ended April 30, 2005 and approximately $14,000 for the fiscal year ended April 30, 2004. These amounts were billed for professional services that PKF provided for the audit of our annual financial statements and the review of the financial statements included in our report on 10-KSB.

Audit-Related Fees.

      PKF billed us aggregate fees in the amount of $36,000 for the fiscal year ended April 30, 2005 and $28,000 for the fiscal year ended April 30, 2004 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.


Tax Fees.

      No fees were billed to us by PKF for tax compliance or tax advice


All Other Fees

      No fees were billed to us by PKF for any other fees.

      Our principal accountant (through its full time employees) performed all work regarding the audit of our financial statements for the most recent fiscal year.

      No pre-approval was required under "Tax Fees" and "All Other Fees" as no services were performed by PKF and no fees incurred.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      The Board of Directors is nominating the two current Directors for reelection. The number of Directors on the Company's Board of Directors has been established under the Bylaws of the Company as two directors. Each Director serves for a one year term or until his successor is elected and qualified.

Nominees for Election of Directors

      The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the two nominees for Director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Thornton J. Donaldson and William G. Timmins will each hold office a term of one year, until their successors are duly elected or appointed or until their earlier death, resignation or removal.

      The Board of Directors recommends a vote "FOR" the election of Messrs. Donaldson and Timmins. Unless otherwise specified, the enclosed proxy will be voted "FOR" the election of the Board of Directors' slate of nominees. Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election. At this time, the Board knows of no reason why any nominee might be unavailable to serve.


                                  PROPOSAL TWO
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                            TO INCREASE THE NUMBER OF
                        SHARES OF AUTHORIZED COMMON STOCK

      The Board of Directors of the Company has approved an amendment to the Company's Articles of Incorporation to increase the number of shares of authorized Common Stock from 100,000,000 shares to 250,000,000 shares.

Background and Discussion of Proposed Amendment

      The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to ensure that an adequate supply of authorized unissued shares is available for general corporate needs. With respect to the Company's authorized capital: (i) 61,801,679 shares of Common Stock were outstanding on the July 29, 2005; (ii) an additional 2,775,000 shares of authorized Common Stock have been reserved for issuance under the Company's option plans; (iii) approximately 55,706,667 shares of authorized common stock have been reserved for issuance or may be reserved for issuance upon conversion of principal and accrued interest pursuant to convertible notes and upon exercise of warrants and (iv) approximately 7,500,000 shares have been reserved for issuance pursuant to arrangements to settle debt or acquire assets for shares.

      The additional authorized shares of Common Stock may be used for additional options and warrants, for raising additional capital for the operations of the Company or acquiring other businesses, and may also be used for such purposes as future stock dividends or stock splits. There are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized, other than pursuant to the exercise of options or warrants or conversion of notes. Such shares would be available for future issuance without further action by the shareholders, unless required by the Company's Articles of Incorporation or Bylaws or by applicable law.

      Anti-Takeover Effects. The issuance of additional shares of Common Stock by the Company may also potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management. The increase in authorized shares of common stock has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

      Dilutive Effects. The authorization and subsequent issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock. The actual effect on the holders of common stock cannot be ascertained until the shares of common stock are issued in the future. However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

Vote Required and Recommendation of Board

      Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote. The Board of Directors recommends that shareholders vote "For" the proposed amendment to the Articles of Incorporation.

                          ANNUAL REPORT TO SHAREHOLDERS

      Included with this Proxy Statement is the Company's 2005 Annual Report on Form 10-KSB for the year ended April 30, 2005.


                                  OTHER MATTERS

      Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.


                              SHAREHOLDER PROPOSALS


      Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to CanWest Petroleum Corporation.,
Attention: Corporate Secretary, 206-475 Howe Street, Vancouver, B.C., Canada V6C-2B3 and we must receive the proposals by April 17, 2006. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After April 17, 2006, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

                        BY ORDER OF THE BOARD OF DIRECTORS:


                        CANWEST PETROLEUM CORPORATION
                        Thornton J. Donaldson, President

CANWEST PETROLEUM CORPORATION

                                                        Security Class    COMMON

                                                        Holder Account Number

                                                        C9999999999

Form of Proxy - Annual Meeting of Shareholders to be held on September 19, 2005

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. Every holder has the right to appoint some other person of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments to matters identified in the notice of meeting or other matters that may properly come before the meeting.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

Vote by mail may be the only method for holdings held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy.

Instead of mailing this proxy, you may choose one of the two voting methods outlined below to vote this proxy. Have this proxy in hand if you call.

To Vote Using the Telephone                 To Vote Using the Internet
(Only Available Within Canada and U.S.)
                                            o     Go to the following web
o     Call the toll free                          site:
      number Listed BELOW from                    www.computershare.com/ca/proxy
      a touch tone telephone.
      There is NO CHARGE for                o     Voting Instructions must
      this call.                                  be received by 10:00 am,
      1 8XX XXX-XXXX                              Pacific Time, on
                                                  September 15, 2005.
o     Voting Instructions must
      be Received by 10:00 am
      Pacific Time, on
      September 15, 2005.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER 011248   HOLDER ACCOUNT NUMBER  C9999999999   ACCESS NUMBER 12345

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Proxies submitted must be received by 10:00 am, Pacific Time, on September 15, 2005.

Appointment of Proxyholder

The undersigned "Registered             Print the name of the person you           ---------------------
Shareholder" of CanWest Petroleum       are appointing if this person is           |                   |
Corporation (the "Company") hereby  OR  someone other than the Chairman of         |                   |
appoints: Thornton J. Donaldson, or     the Meeting.                               ---------------------
failing him, William Timmins,

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directors have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of the Shareholders of CanWest Petroleum Corporation to be held at Suite 206 - 475 Howe Street, Vancouver, British Columbia on September 19, 2005 at 10:00 AM (Pacific Time) and at any adjournment thereof.

1.    Election of Directors

                                 For       Withhold

To elect as a Director
Thornton J. Donaldson            |_|         |_|

To elect as a Director
William G. Timmins               |_|         |_|

Resolution Management recommends a vote FOR the following resolution. Please read the resolution in full in the accompanying proxy materials.

2. Approval of an amendment to the Company's Articles of Incorporation to increase the number of shares of authorized Common Stock from 100,000,000 to 250,000,000.

                                       For          Against         Abstain
                                       |_|           |_|             |_|

Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by management.

-----------------------------------
|                                 |
|                                 |
-----------------------------------

                                               ---------------------------------
                                               Date